UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2005

Champion Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Michigan

(State or Other Jurisdiction of Incorporation)

1-9751	38-2743168

(Commission File Number)	(IRS Employer Identification No.)

2701 Cambridge Court, Suite 300, Auburn Hills, Michigan	48326

(Address of Principal Executive Offices)	(Zip Code)

(248) 340-9090

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01.  Entry into a Material Definitive Agreement.

On July 18, 2005, Champion Enterprises, Inc. (the “Company”) and its subsidiary NEBS Acquisition Corp. (“Buyer”) entered into three Asset Purchase Agreements for the purchase by Buyer of the business and assets of New Era Building Systems, Inc. and its affiliates Castle Housing of Pennsylvania, Ltd. and Carolina Building Solutions, L.L.C. (collectively, “Sellers”) for an aggregate cash consideration of $41 million plus the discharge or assumption of certain liabilities of Sellers. The closing of the Asset Purchase Agreements is scheduled for August 8, 2005 and is subject to customary closing conditions including approval by the shareholders of Sellers and the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Company has guaranteed the payment and performance by Buyer of its obligations under the Asset Purchase Agreements.

A copy of each Asset Purchase Agreement is attached as Exhibits 2.1, 2.2 and 2.3, respectively, and each Asset Purchase Agreement is incorporated in this Item 1.01 by reference. The foregoing description of the Asset Purchase Agreements is not complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreements.

Item  9.01.  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit 2.1	Asset Purchase Agreement, dated July 18, 2005, by and among NEBS Acquisition Corp., Champion Enterprises, Inc. and New Era Building Systems, Inc. (Certain schedules and exhibits to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.)

Exhibit 2.2	Asset Purchase Agreement, dated July 18, 2005, by and among NEBS Acquisition Corp., Champion Enterprises, Inc. and Castle Housing of Pennsylvania, Ltd. (Certain schedules and exhibits to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.)

Exhibit 2.3	Asset Purchase Agreement, dated July 18, 2005, by and among NEBS Acquisition Corp., Champion Enterprises, Inc. and Carolina Building Solutions, L.L.C. (Certain schedules and exhibits to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPION ENTERPRISES, INC.
By:	/s/ John J. Collins, Jr.
John J. Collins, Jr., Senior Vice President,
General Counsel and Secretary

Date: July 22, 2005

Index to Exhibits

Exhibit No.	Description
Exhibit 2.1	Asset Purchase Agreement, dated July 18, 2005, by and among NEBS Acquisition Corp., Champion Enterprises, Inc. and New Era Building Systems, Inc. (Certain schedules and exhibits to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.)

Exhibit 2.2	Asset Purchase Agreement, dated July 18, 2005, by and among NEBS Acquisition Corp., Champion Enterprises, Inc. and Castle Housing of Pennsylvania, Ltd. (Certain schedules and exhibits to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.)

Exhibit 2.3	Asset Purchase Agreement, dated July 18, 2005, by and among NEBS Acquisition Corp., Champion Enterprises, Inc. and Carolina Building Solutions, L.L.C. (Certain schedules and exhibits to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.)